Exhibit 99.01

ArcSight Reports 39% Year-over-Year Quarterly Growth
for Fiscal First Quarter Ended July 31, 2010
Company Posts Total Revenues of $48.1M for Fiscal First Quarter and
GAAP and Non-GAAP Earnings per Diluted Share of $0.08 and $0.18, Respectively
     For the Fiscal First Quarter:
•	Total Revenue: $48.1M, a 39% increase year-over-year

•	Non-GAAP Operating Income: $8.5M, or 18% of total revenue

•	GAAP Operating Income: $4.9M

•	GAAP Net Income: $3.0M or $0.08 per diluted share

•	Non-GAAP Net Income: $6.6M or $0.18 per diluted share

•	Positive Cash Flows from Operations: $3.4M
CUPERTINO, CA — September 2, 2010 — ArcSight, Inc. (NASDAQ: ARST), a leading global provider of cybersecurity and compliance solutions, today announced financial results for its fiscal first quarter ended July 31, 2010. For the first quarter of fiscal 2011, ArcSight reported total revenues of $48.1 million compared to total revenues of $34.6 million reported in the first quarter of fiscal 2010. Net income on a GAAP basis for the first quarter of fiscal 2011 was $3.0 million, or $0.08 per diluted share, including $106,000 in amortization of intangible assets and $3.5 million in stock-based compensation expense. This compares to a GAAP net income of $1.0 million, or $0.03 per diluted share, reported in the first quarter of fiscal 2010, including $222,000 in amortization of intangible assets and $1.9 million in stock-based compensation expense.
Non-GAAP net income for the first quarter of fiscal 2011 was $6.6 million, or $0.18 per diluted share, excluding the above-mentioned amortization of intangibles and stock-based compensation charges. This compares to a non-GAAP net income of $3.2 million, or $0.09 per diluted share, reported in the first quarter of fiscal 2010, excluding the above-mentioned charges.
For the first quarter of fiscal 2011, ArcSight reported GAAP operating income of $4.9 million, including $106,000 in amortization of intangible assets and $3.5 million in stock-based compensation expense. This compares to GAAP operating income of $1.7 million in the first quarter of fiscal 2010, including $222,000 in amortization of intangibles and $1.9 million in stock-based compensation expense.
Non-GAAP operating income for the first quarter of fiscal 2011 was $8.5 million or 18% of revenue, excluding the above-mentioned amortization of intangibles and stock-based compensation charges. This compares to a non-GAAP operating income of $3.8 million or 11% of revenue, reported in the first quarter of fiscal 2010, excluding the above-mentioned charges.
During the first quarter of fiscal 2011, the company generated $3.4 million in cash from operations and closed the first quarter with cash, cash equivalents and short term investments of $150.7 million.
“With growing cybercriminal activity and heightened awareness of the Advanced Persistent Threat, we are experiencing strong growth in our core government and commercial markets and increasingly we are broadening our business into emerging verticals and new geographies internationally,” commented Tom Reilly, president and CEO of ArcSight. “Our strong fiscal first quarter demonstrates our ability to execute on our growth strategy of expanding our existing customer relationships, delivering a platform for Enterprise Threat and Risk Management and broadening our reach into the mid-market with our channel partners.”
Business Outlook
The following forward-looking statements reflect expectations as of September 2, 2010. Results may be materially different and could be affected by the factors detailed in this release and in recent ArcSight SEC filings.
Second Quarter Expectations — Ending October 31, 2010
Based on the visibility the company has from first quarter performance, ArcSight expects revenue for the second quarter of fiscal 2011 to be in the range of $55 million to $57 million, representing growth in the range of 21%-25% over the same quarter of fiscal 2010.
ArcSight expects non-GAAP net income for the second quarter of fiscal 2011 to be in the range of $6.8 million to $7.3 million, or $0.19 to $0.20 per diluted share, which excludes stock-based compensation expense and amortization of intangibles.
Full Year Expectations — Ending April 30, 2011
For fiscal 2011, ArcSight expects to increase revenue by more than 20% on a year over year basis and generate non-GAAP operating margins in the range of 17% to 18% of revenue, as the company continues to invest for future growth. The company believes that it will remain on track to generate non-GAAP operating margins in the range of 18% to 20% in fiscal 2012.
Conference Call and Webcast Information
ArcSight will host a conference call and live webcast to discuss these financial results for investors and analysts at 2:00 p.m. Pacific Time on September 2, 2010. To access the conference call, dial (877) 303-6129 for the U.S. or Canada and (678) 809-1057 for international callers. The webcast will be available live on the Investor Relations section of the company’s website at www.arcsight.com. An audio replay of the call will also be available to investors by phone beginning at approximately 5:00 p.m. Pacific Time on September 2, 2010 until 9:00 p.m. Pacific Time on September 7, 2010, by dialing (800) 642-1687 for the U.S. or Canada or (706) 645-9291 for international callers, and entering passcode 94227564. In addition, an archived webcast will be available on the Investor Relations section of the company’s website at www.arcsight.com.
Use of Non-GAAP Financial Measures
ArcSight reports all financial information required in accordance with generally accepted accounting principles (GAAP). To supplement the ArcSight unaudited condensed consolidated financial statements presented in accordance with GAAP, ArcSight uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the results of ArcSight operations as determined in accordance with GAAP. The non-GAAP financial measures used by ArcSight include historical non-GAAP operating income, non-GAAP net income and non-GAAP basic and diluted earnings per share. These non-GAAP financial measures exclude amortization of intangible asset and stock-based compensation from the ArcSight statement of operations.

For a description of these items, including the reasons why management adjusts for them, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Information” as well as the related tables that precede it. ArcSight may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.
ArcSight believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the performance of ArcSight by excluding certain items that may not be indicative of the company’s core business, operating results or future outlook. ArcSight management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing operating results of ArcSight, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the performance of ArcSight to prior periods.
Cautionary Statement Regarding Forward Looking Statements
This news release contains forward-looking statements, including without limitation those regarding ArcSight’s “Business Outlook” (“Second Quarter Expectations — Ending October 31, 2010” and “Full Year Expectations —Ending April 30, 2011”), and ArcSight’s belief that, with growing cybercriminal activity and heightened awareness of the Advanced Persistent Threat, it may continue to experience strong growth in its core government and commercial markets and increasingly it will continue to broaden its business into emerging verticals and new geographies internationally; and ArcSight’s intent to continue to execute on its growth strategy of expanding its existing customer relationships, delivering a platform for Enterprise Threat and Risk Management and broadening its reach into the mid-market with our channel partners. These forward-looking statements are subject to material risks and uncertainties that may cause actual results to differ substantially from expectations. Investors should consider important risk factors, which include: the risk that growth resulting from awareness around the Advance Persistent Threat and the need to combat sophisticated cyber crime will be less than anticipated and that demand for the company’s enterprise threat and risk management solutions otherwise may not increase and may decrease; and other risks detailed under the caption “Risk Factors” in the ArcSight Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on July 9, 2010 and the company’s other filings with the SEC. You can obtain copies of the company’s Annual Report on Form 10-K and its other SEC filings on the SEC’s website at www.sec.gov.
The foregoing information represents the company’s outlook only as of the date of this press release, and ArcSight undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, new developments or otherwise.
About ArcSight
ArcSight (NASDAQ: ARST) is a leading global provider of cybersecurity and compliance solutions that protect organizations from enterprise threats and risks. Based on the market-leading SIEM offering, the ArcSight Enterprise Threat and Risk Management (ETRM) platform enables businesses and government agencies to proactively safeguard digital assets, comply with corporate and regulatory policy and control the internal and external risks associated with cybertheft, cyberfraud, cyberwarfare and cyberespionage. For more information, visit www.arcsight.com. (ARST-IR)
© 2010 ArcSight, Inc. All rights reserved. ArcSight and the ArcSight logo are trademarks of ArcSight, Inc.

Investor Relations Contact
Robert Dougherty
FD
415-293-4427
robert.dougherty@fd.com

ARCSIGHT, INC.
Consolidated Balance Sheets
(In thousands)

	As of	As of
	July 31,	April 30,
	2010	2010
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$130,743	$137,358
Marketable securities	19,991	12,013
Accounts receivable, net	30,521	33,609
Deferred tax asset, current	9,547	8,807
Capitalized software licenses, current	1,913	2,303
Prepaid expenses and other current assets	4,638	6,557

Total current assets	197,353	200,647

Property and equipment, net	10,972	8,174
Deferred tax asset, non-current	11,025	10,649
Goodwill	5,746	5,746
Other long-term assets	648	987

Total assets	$225,744	$226,203

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,211	$5,039
Accrued compensation and benefits	8,579	13,633
Obligations for software licenses, current	2,264	2,832
Other accrued liabilities	7,996	5,696
Deferred revenues, current	45,789	49,674

Total current liabilities	68,839	76,874

Deferred revenues, non-current	10,168	11,237
Other long-term liabilities	2,828	2,516

Total liabilities	81,835	90,627

Stockholders’ equity:
Additional paid-in capital	149,530	144,273
Accumulated other comprehensive loss	(243)	(290)
Accumulated deficit	(5,378)	(8,407)

Total stockholders’ equity	143,909	135,576

Total liabilities and stockholders’ equity	$225,744	$226,203

ARCSIGHT, INC.
Consolidated Statement of Operations
(On a GAAP basis)
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended
	July 31,	July 31,
	2010	2009

Revenues:
Products	$25,833	$18,265
Maintenance	16,649	11,919
Services	5,654	4,371

Total revenues	48,136	34,555
Cost of revenues:
Products	3,108	1,944
Maintenance(1)	2,623	1,925
Services(1)	4,541	2,630

Total cost of revenues	10,272	6,499

Gross profit	37,864	28,056
Operating expenses(1):
Research and development	7,406	5,598
Sales and marketing	17,996	14,785
General and administrative	7,513	6,018

Total operating expenses	32,915	26,401

Income from operations	4,949	1,655
Interest income	43	28
Other income (expense), net	(59)	(117)

Income before provision for income taxes	4,933	1,566
Provision for income taxes	1,904	551

Net income	$3,029	$1,015

Net income per common share, basic	$0.09	$0.03

Net income per common share, diluted	$0.08	$0.03

Shares used in computing basic net income per common share	34,380	32,685

Shares used in computing diluted net income per common share	36,854	35,249

(1)	Stock-based compensation expense as included in above

Cost of maintenance revenues	$140	$80
Cost of services revenues	103	33
Research and development	846	429
Sales and marketing	1,177	612
General and administrative	1,213	776

ARCSIGHT, INC.
Consolidated Statement of Operations
(GAAP to Non-GAAP Reconciliation)
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended
	July 31,	July 31,
	2010	2009
GAAP operating income	$4,949	$1,655
Plus:
a) Stock-based expenses	3,479	1,930
b) Amortization of intangibles	106	222

Non-GAAP operating income	$8,534	$3,807

GAAP net income	$3,029	$1,015
Plus:
a) Stock-based expenses	3,479	1,930
b) Amortization of intangibles	106	222

Non-GAAP net income	$6,614	$3,167

GAAP net income per common share, basic	$0.09	$0.03
Plus:
a) Stock-based expenses	0.10	0.06
b) Amortization of intangibles	—	0.01

Non-GAAP net income, basic	$0.19	$0.10

Non-GAAP net income, diluted	$0.18	$0.09

Shares used in computing basic net income per common share	34,380	32,685

Shares used in computing diluted net income per common share	36,854	35,249

Use of Non-GAAP Financial Information
In addition to the reasons stated above, which are generally applicable to each of the items ArcSight excludes from its non-GAAP financial measures, ArcSight believes it is appropriate to exclude certain items for the following reasons:
Amortization of Intangibles. When analyzing the operating performance of an acquired entity, ArcSight management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, ArcSight management excludes the GAAP impact of the amortization of acquired intangible assets to its financial results. ArcSight believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting amortization expense associated with acquired intangible assets.
In addition, in accordance with GAAP, ArcSight generally recognizes expenses for internally-developed intangible assets as they are incurred until technological feasibility is reached, notwithstanding the potential future benefit such assets may provide. Unlike internally developed intangible assets, however, and also in accordance with GAAP, ArcSight generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally developed intangible assets and acquired intangible assets. Accordingly, ArcSight believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.
Stock-Based Compensation. When evaluating the performance of its consolidated results, ArcSight does not consider stock-based compensation charges. Likewise, the ArcSight management team excludes stock-based compensation expense from its operating plans. In contrast, the ArcSight management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, ArcSight places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants.
ArcSight believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business.